                                                                   EX-99.906CERT

   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Clifford D. Corso, President of Rivus Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  5/25/11                          /s/ Clifford D. Corso
                                        ----------------------------------------
                                        Clifford D. Corso, President
                                        (principal executive officer)

I, Joseph L. Sevely, Treasurer of Rivus Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  5/25/11                          /s/ Joseph L. Sevely
                                        ----------------------------------------
                                        Joseph L. Sevely, Treasurer
                                        (principal financial officer)